Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 8, 2002


                      The Cyber Group Network Corporation
             (Exact Name of Registrant as Specified in Its Charter)

    Nevada                              000-28153              33-0901534
(State Or Other Jurisdiction          (Commission            (IRS Employer
Of Incorporation Or Organization)     File Number)        Identification No.)


            720 E. Carnegie Dr., Suite 200, San Bernardino, CA 92408 (Address of Principal Executive Offices, Including Zip Code)

                                 (909) 890-9769
              (Registrant's Telephone Number, Including Area Code)

                              Item 5. Other Events

     On March 8, 2002, our Board of Directors appointed Richard Serrano as a director and as our President.

     At the same time, our Board of Directors appointed Scott Cramer as our Chief Executive Officer and Danette Garrett as our Chief Operating Officer. Mr. Cramer continues as a director. Ms. Garrett continues as a director and as our Chief Financial Officer.

     Richard Serrano, age 39, has been the CEO of Team400, Inc., a security software company, since 1999 through the present. From 1997 to 1999, Mr. Serrano was the VP-Sales & Marketing for Palace Guard Software, Inc. From 1995 to 1997, Mr. Serrano was the Director of International Sales for Concord Enterprises.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE CYBER GROUP NETWORK CORPORATION

                                ------------------------------------------------
Date: April 8, 2002             By: /s/ Danette Garrett, Chief Financial Officer
                                        Danette Garrett, Chief Financial Officer